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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)   September 20, 2001
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Princeton Video Image, Inc.
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(Exact Name of Registrant as Specified in Charter)

Delaware                        000-23415               22-3062052
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 (State or Other Juris-       (Commission         (I.R.S. Employer
diction of Incorporation)     File Number)     Identification No.)



15 Princess Road, Lawrenceville, New Jersey                  08648
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(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code  (609) 912-9400
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  (Former Name or Former Address, If Changed Since Last Report)
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Item 1.  Changes in Control of the Registrant.

         On September 20, 2001, Princeton Video Image, Inc. (the "Company") completed the sale of (i) 2,678,353 shares of its common stock and warrants to purchase 1,536,825 shares of its common stock to Presencia en Medios, S.A.de C.V. and its subsidiary Virtual Advertisement LLC pursuant to the Reorganization Agreement, dated as of December 28, 2000, among Presencia en Medios, S.A. de C.V., Eduardo Sitt, David Sitt and Roberto Sonabend, Presence in Media LLC, Virtual Advertisement LLC, PVI LA, LLC, the Company and Princeton Video Image Latin America, LLC, as amended and the Amendment Agreement dated as of February 4, 2001 by and among the same parties to the Reorganization Agreement (ii) 1,992,091 shares of its common stock and warrants to purchase 11,471,908 shares of its common stock to PVI Holding, LLC, an affiliate of Cablevision Systems Corporation pursuant to the Stock and Warrant Purchase Agreement, dated as of February 4, 2001, by and between the Company and PVI Holding, LLC, as amended.

         Following the transactions described above, Presencia and its affiliates and PVI Holding, LLC, were the beneficial holders of 26.4% and 55.3%, respectively, of the Company's outstanding common stock as of September 21, 2001.

         These transactions are more fully described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on August 14, 2001, which is incorporated herein by reference.

Item 2.  Acquisition or Disposition of Assets.

         On September 20, 2001, the Company (directly and through its subsidiaries) acquired all of the outstanding stock of Publicidad Virtual, S.A. de C.V., a Mexican corporation, from Presencia en Medios, S.A.de C.V. and its affiliate Virtual Advertisement LLC in exchange for the issuance 2,678,353 shares of the Company's common stock and warrants to purchase 1,036,825 shares of its common stock as described in Item 1 hereof.

         This transaction is more fully described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on August 14, 2001, which is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Business Acquired.

         The financial statements of the acquired business, Publicidad Virtual, S.A. de C.V. which are required to be included in this Report are not included herein and will be filed as an amendment on or about on October 31, 2001.
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(b) Pro Forma Financial Information.

         The pro forma financial information which is required to be included in this Report is not included herein and will be filed as an amendment on or about on October 31, 2001.

(c) Exhibits.

10.1 Reorganization Agreement, dated as of December 28, 2000, by and among Presencia en Medios, S.A. de C.V., Eduardo Sitt, David Sitt, Roberto Sonabend, Presence en Media LLC, Virtual Advertisement LLC, PVI LA, LLC, the Company and Princeton Video Image Latin America, LLC (Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on January 5, 2001).

10.2 Amendment Agreement, dated as of February 4, 2001, by and among Presencia en Medios, S.A., Eduardo Sitt, David Sitt, Roberto Sonabend, Presence en Media LLC, Virtual Advertisement LLC, PVI LA, LLC, the Company and Princeton Video Image Latin America, LLC (amending the Reorganization Agreement dated as of December 28, 2001) (Incorporated by reference to Exhibit 2.2 to the Company's quarterly report on Form 10-Q for the quarter ended December 31, 2000 filed on February 14,
         2001).

10.3 Letter Agreement, dated as of July 23, 2001, by and among Presencia en Medios, S.A., Eduardo Sitt, David Sitt, Roberto Sonabend, Presence en Media LLC, Virtual Advertisement LLC, PVI LA, LLC, the Company and Princeton Video Image Latin America, LLC (amending the Reorganization Agreement dated as of December 28, 2001) (Incorporated by reference to
         Exhibit 2.1 to the Company's Current Report on Form 8-K filed on July 30, 2001).

10.4* Stock and Warrant Purchase Agreement, dated as of February 4, 2001, between the Company and PVI Holding, LLC (Incorporated by reference to Exhibit 10.3 to the Company's quarterly report on Form 10-Q for the quarter ended December 31, 2000 filed on February 14, 2001).

10.5 Letter Agreement, dated as of July 23, 2001, between the Company and PVI Holding, LLC (amending the Stock and Warrant Purchase Agreement dated as of February 4, 2001) (Incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed on July 30, 2001).

10.6     Warrant Certificate dated September 20, 2001 issued to PVI Holding,
         LLC.

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* Confidentiality has been granted with respect to a portion of this exhibit.

                                   * * * * * *

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Princeton Video Image, Inc.


                                            By: /s/ Lawrence L. Epstein
                                                ---------------------------
                                                Lawrence Epstein,
                                                Vice President of Finance
                                                and Chief Financial Officer

Date: October 2, 2001
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                                  EXHIBIT INDEX

Exhibit
  No.     Description of Exhibit
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10.1      Reorganization Agreement, dated as of December 28, 2000, by and among
          Presencia en Medios, S.A. de C.V., Eduardo Sitt, David Sitt, Roberto Sonabend, Presence en Media LLC, Virtual Advertisement LLC, PVI LA, LLC, the Company and Princeton Video Image Latin America, LLC (Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on January 5, 2001).

10.2 Amendment Agreement, dated as of February 4, 2001, by and among Presencia en Medios, S.A., Eduardo Sitt, David Sitt, Roberto Sonabend, Presence en Media LLC, Virtual Advertisement LLC, PVI LA, LLC, the Company and Princeton Video Image Latin America, LLC (amending the Reorganization Agreement dated as of December 28, 2001) (Incorporated by reference to Exhibit 2.2 to the Company's quarterly report on Form 10-Q for the quarter ended December 31, 2000 filed on February 14,
          2001).

10.3 Letter Agreement, dated as of July 23, 2001, by and among Presencia en Medios, S.A., Eduardo Sitt, David Sitt, Roberto Sonabend, Presence en Media LLC, Virtual Advertisement LLC, PVI LA, LLC, the Company and Princeton Video Image Latin America, LLC (amending the Reorganization Agreement dated as of December 28, 2001) (Incorporated by reference to
          Exhibit 2.1 to the Company's Current Report on Form 8-K filed on July 30, 2001).

10.4* Stock and Warrant Purchase Agreement, dated as of February 4, 2001, between the Company and PVI Holding, LLC (Incorporated by reference to Exhibit 10.3 to the Company's quarterly report on Form 10-Q for the quarter ended December 31, 2000 filed on February 14, 2001).

10.5 Letter Agreement, dated as of July 23, 2001, between the Company and PVI Holding, LLC (amending the Stock and Warrant Purchase Agreement dated as of February 4, 2001) (Incorporated by reference to Exhibit
          2.2 to the Company's Current Report on Form 8-K filed on July 30,
          2001).

10.6      Warrant Certificate dated September 20, 2001 issued to PVI Holding,
          LLC.

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* Confidentiality has been granted with respect to a portion of this exhibit.